UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2008

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 30, 2008, the Board of Directors (the “Board”) of QuadraMed Corporation (the “Company”) approved an amendment to the Company’s Bylaws to provide for election of directors by majority vote in an uncontested election. This amendment was effective immediately.

The amendment provides that in an uncontested election (i.e., an election where the number of director nominees equals the number of directors to be elected) a majority of the votes cast by the Company’s common stockholders is required to elect a director. Abstentions and “broker non-votes” will not be considered as votes cast. In the event that a nominee fails to obtain the majority of the votes cast, he or she must tender his or her resignation to the Board. The Nominating and Governance Committee of the Board (the “Committee”) will consider and recommend whether or not the Board should accept such resignation, and the Board must act on the resignation and the Committee’s recommendation within 90 days of certification of the election results. No unsuccessful incumbent director will vote on the recommendation or the acceptance of his or her resignation. If any resignation is accepted, the Committee will recommend to the Board whether or not to fill such vacancy according to the Company’s Bylaws. If the director’s resignation is not accepted by the Board, he or she will continue to serve until his or her successor is duly elected, or his or her earlier effective resignation or removal.

In a contested election (i.e., an election where the number of director nominees exceeds the number of directors to be elected) the Company’s directors will continue to be elected by a plurality vote.

The following is the full text of the Bylaw provision summarized above that has been substantively changed by the amendment summarized above, along with the full text of the amended provision.

Bylaw Section 1.9 previously read as follows:

1.9 Action at Meeting. In all matters other than the election of directors, when a quorum is present at any meeting, the holders of a majority of the stock present or represented and entitled to vote on the subject matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and entitled to vote on the subject matter) shall decide any matter to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of law, the Certificate of Incorporation or these Bylaws. Any election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election.

Bylaw Section 1.9 has been amended to read as follows:

1.9 Action at Meeting.

(a) In all matters other than the election of directors, when a quorum is present at any meeting, the holders of a majority of the stock present or represented and entitled to vote on the subject matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and entitled to vote on the subject matter) shall decide any matter to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of law, the Certificate of Incorporation or these Bylaws.

(b) In the election of directors, when a quorum is present at any meeting, each director shall be elected by the vote of the holders of a majority of the votes cast with respect to the director at any meeting for the election of directors, provided that if, at the time of the meeting, the number of director nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.

(c) If an incumbent director is not elected due to a failure to receive a majority of the votes cast as described in Section 1.9(b) and his or her successor is not otherwise elected and qualified, the director shall offer to tender his or her resignation to the Board of Directors promptly following the certification of the election results. The Nominating and Governance Committee of the Board of Directors shall make a recommendation to the Board of Directors on whether to accept or reject the resignation or whether other action should be taken. The Nominating and Governance Committee may consider any factors or other information that it determines appropriate and relevant. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose (in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.

(d) The Nominating and Governance Committee and the Board of Directors shall take the actions required under this Section 1.9 without the participation of any unsuccessful incumbent director, except that if every member of the Nominating and Governance Committee is an unsuccessful incumbent director, then a majority of the Board of Directors shall appoint a committee comprised entirely of independent directors (as defined in accordance with the QuadraMed Corporation Corporate Governance Guidelines) for the purpose of considering the tendered resignations and making a recommendation to the Board of Directors whether to accept or reject them. However, if the number of independent directors who are not unsuccessful incumbent directors are three or fewer, the entire Board of Directors may participate in the decisions under this Section 1.9 except that a director shall recuse himself or herself from deliberations and voting only with respect to his or her individual offer to resign.

(e) To the extent that any resignation is accepted, the Nominating and Governance Committee will recommend to the Board of Directors whether to fill such vacancy according to these Bylaws. If the director’s resignation is not accepted by the Board, such director will continue to serve until his or her successor is duly elected, or his or her earlier effective resignation or removal.

(f) For purposes of this Section 1.9, “votes cast” includes votes “for” that director’s election plus votes to withhold authority with respect to that director’s election and excludes abstentions and broker non-votes with respect to that director’s election.

The full text of the amended and restated Bylaws is attached hereto as Exhibit 3.1, and is incorporated herein by reference in response to this Item 5.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 3.1    Amended and Restated Bylaws of QuadraMed Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2008

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of QuadraMed Corporation.